UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 2006

                                 SyntheMed, Inc.
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             (Exact name of Registrant as Specified in its Charter)


             Delaware                0-20580           14-1745197
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   (State or Other Jurisdiction    (Commission       (IRS Employer
        of Incorporation)          file Number)    Identification No.)


       200 Middlesex Essex Turnpike, Suite 210, Iselin, New Jersey 08830
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 732-404-1117


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             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Eli Pines, Ph.D. Trading Plan

      Eli Pines, Ph.D., our Vice-President and Chief Scientific Officer, entered into trading plans on November 15, 2006 covering sales of shares of our common stock underlying stock options held by him. The trading plans are intended to comply with the requirements of Rule 10b5-1 promulgated by the Securities and Exchange Commission under Section 10(b) of the Securities Exchange Act of 1934. Option exercises and sales of underlying shares under the plans are scheduled to take place commencing not earlier than December 15, 2006 ("Commencement Date") and continuing not later than April 1, 2007 with respect to 126,580 shares and June 1, 2007 with respect to 233,334 shares. The maximum number of shares that can be sold under the plans is 359,914. The actual number of shares that may be sold under the plans is dependent upon a number of factors, including the attainment of share price targets specified in the plans.

      The trading plans are intended to replace, effective the Commencement Date, a trading plan covering the same number of aggregate shares that was scheduled to expire in December 2006, the adoption of which we previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 25, 2006.

Edward A. Celano Trading Plan

      Edward A. Celano, a director of our company, entered into a trading plan on December 1, 2006 covering sales of shares of our common stock underlying stock options held by him. The trading plan is intended to comply with the requirements of Rule 10b5-1 promulgated by the Securities and Exchange Commission under Section 10(b) of the Securities Exchange Act of 1934. Option exercises and sales of underlying shares under the plan are scheduled to take place commencing not earlier than January 1, 2007 and continuing until October 12, 2007. The maximum number of shares that can be sold under the plan is 578,543. The actual number of shares that may be sold under the plan is dependent upon a number of factors, including the attainment of share price targets specified in the plan.

      Except as otherwise required by law, we do not undertake to disclose specific plans by other executives of our company or to disclose terminations, modifications or other activities under the trading plan described herein or any other plan.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SyntheMed, Inc.

Date: December 5, 2006                               By: /s/ Robert P. Hickey
                                                         ----------------------
                                                         Robert P. Hickey
                                                         President, CEO and CFO


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